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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 11, 2000, in the Registration Statement (Form S-1 No. 33-00000) and related Prospectus of Silicon Laboratories Inc. filed with the Securities and Exchange Commission on or about January 18, 2000.

                                          /s/ ERNST & YOUNG LLP

Austin, Texas
January 13, 2000